Exhibit 99.1

SCVX Announces Receipt of NYSE Continued Listing Standard Notice Related to Delayed Quarterly Report Stemming from Guidance Concerning Balance Sheet Treatment of Warrants

NEW YORK, New York – May 28, 2021 - On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (“SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Statement”). As a result of the Statement, SCVX Corp., a Cayman Islands exempted company (NYSE: SCVX) (the “Company”), reevaluated the accounting treatment of its warrants and determined to classify the warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings. The Company is working diligently to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 (the “10-K”). Until restated financial statements for 2020 have been filed on an amended 10-K, the Company is unable to complete and file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Q1 10-Q”) in compliance with SEC and New York Stock Exchange (“NYSE”) rules.

Given the resultant delay in the Company’s ability to file its Q1 10-Q, the Company today announced that it received a formal notice of non-compliance from NYSE on May 25, 2021. Under NYSE rules, the Company generally has six months following receipt of the notification to regain compliance with the continued listing standard, subject to any extensions by NYSE.

Absent these developments, the Company was ready to meet its filing obligation by the applicable deadline.

The Company believes it will file the 10-Q in the near term and does not foresee any risk of non-compliance with the NYSE six-month remediation timeframe.

About SCVX

SCVX is a special purpose acquisition company (SPAC) created to fill what it believes is a tremendous void in the cybersecurity market for a scalable, comprehensive, integrated platform. It was created to acquire, partner with, and resource a cornerstone technology company capable of integrating with other best-in-breed security technologies.

Forward Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company's expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “guidance” or the negative of those terms or other comparable terminology.

Please see the Company’s documents filed or to be filed with the Securities and Exchange Commission, including the Company’s Registration Statement on Form S-1, annual reports filed on Form 10-K and quarterly reports on Form 10-Q, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this report. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

Investors

SCVX Corp.

Chris Ahern, chris.ahern@scvgroup.com

(202) 733-4719

Media

Tiger Hill Partners

James Maloney, james@tigerhillpartners.com

(202) 768-6058